SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2007

THE TRADESHOW MARKETING COMPANY, LTD.
(Exact name of registrant as specified in its charter)

 (former name or former address, if changed since last report)

Nevada	001-32619	06-1754875
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4550 East Cactus Road, Suite 220 Phoenix, AZ 85032-7702
(Address of principal executive offices)
(800) 585-8762
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Tradeshow Marketing Company, Ltd.
From 8-K
Current Report

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Officer(s)

On October 30, 2007, Bruce Kirk resigned as President and CEO of the Registrant, effective immediately.

Appointment of Officer(s)

On October 30, 2007, Luniel De Beer, a member of the Registrant’s Board of Directors, was appointed as Chief Executive Officer and President by the Board of Directors.

Mr. de Beer has acted as the Chief Technology Officer of the Company from September 1, 2005 to the present. Previously from 2004 to 2005, Luniel worked with Ekaria LLP to create and manage the Operations group responsible for managing the daily operations of the American Express corporate procurement solution and the American Express Membership Rewards eCommerce solution, named ShopAmex.  During this time, Luniel’s group was responsible for streamlining corporate operations, defining partner requirements, managing customer relations, and managing the design and implementation of new process- and software solutions, both internal and external to Ekaria LLP and American Express.

From 2000 to 2004, Luniel specialized in building out software build labs at Microsoft Corporation in Redmond Washington.  During that time, he built acted either as a contracted consultant or a fulltime consultant in various groups within the organization, architecting the hardware, software, automation, and human resources aspects of software build labs.  More specifically:

•	From 2000 to 2001, he consulted to Microsoft through his own consulting firm, where he established and maintained the build lab for the Microsoft Learning Technologies group.
•	From 2001 to 2002, he worked as a fulltime Microsoft employee, where he pioneered, developed, and maintained the build and test labs for the Microsoft Mobile Information Server group.
•	From 2002 to 2003, he worked as a fulltime Microsoft employee, assisting the Microsoft Exchange Server group in streamlining software build lab operations.
•	During 2003, he consulted to Microsoft through Volt Technologies, where he pioneered and developed the build lab for the Information Worker New Markets group.
•	From 2003 to 2004, he consulted to Microsoft through Volt Technologies, consulting to the Information Worker New Markets group on Software Release Management.

Luniel de Beer has been architecting technology solutions for over 17 years, with software development and product management experience in several countries including South Africa, Taiwan, and the USA. He has focused his career on solving technology solutions through the creative streamlining of operations and process flow, the cross-training and cross-utilization of existing corporate resources, and finally the innovative integration of state-of-the-art technology. Luniel’s most recent enterprise architecting experience has been on a high-profile E-Commerce solution where he streamlined corporate operations, defined partner requirements, owned customer relations, and managed the design and implementation of new process- and software solutions, both internal and external.

Mr. De Beer offered full-time services to the Company, until December 1,2006.  He now offers part-time services to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Well	The Tradeshow Marketing Company, Ltd.
Dated: October 31, 2007

	By:	/s/ Luniel de Beer
Name: Luniel de Beer
Title: CEO and President